================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 27, 2004

                          Republic First Bancorp, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Pennsylvania                 0-17007              23-2486815
 -------------------------------      -----------       --------------------
 (State or other jurisdiction of      (Commission        (I.R.S. Employer
  incorporation or organization)      File Number)      Identification  No.)

        1608 Walnut Street, Philadelphia, PA                     19103
       --------------------------------------                  ---------
      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:        (215) 735-4422


         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01.  Other Events.

     The Board of Directors of the Registrant is considering a potential spin-off of its Delaware subsidiary, First Bank of Delaware and, in connection therewith, requested a private letter ruling from the Internal Revenue Service. On October 27, 2004, the Registrant received a ruling from the Internal Revenue Service to the effect that, among other things, the distribution would be tax free for U.S. federal income tax purposes to the Registrant and its shareholders, and that neither the Registrant nor its shareholders would recognize income, gain or loss as a result of the distribution.
     Following the spin-off, First Bank of Delaware would be an independent public company. If the spin-off were to occur, it is contemplated that shareholders would receive shares of common stock in First Bank of Delaware relative to their share ownership in the Registrant. Holders of the Registrant's common stock would continue to own their proportionate share of the Registrant. It is anticipated that shares of First Bank of Delaware would trade on the Pink Sheets if the spin-off was comsummated.
     Subject to all necessary regulatory filings and approvals, satisfaction of customary closing conditions and approval by the Registrant's Board of Directors, the proposed spin-off is expected to be completed during the first quarter of 2005. Current shareholders of the Registrant would not be required to take any action in connection with this proposed transaction.

Item 9.01.  Financial Statements and Exhibits

       (c)      Exhibits

   Number     Description of Document
   ------     -----------------------
   99.1       Press Release dated October 28, 2004 announcing proposed spin-off of First Bank of Delaware

================================================================================

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Republic First Bancorp, Inc.
                                                (Registrant)

October 28, 2004                                      By:  /s/ Paul Frenkiel
                                                           -----------------
                                                      Name:  Paul Frenkiel
                                                      Title: Chief Financial
                                                             Officer